EXHIBIT 99.2

ADITYA BIRLA NOVELIS

Brighter Ideas with Aluminum

Novelis First Quarter FY 2013 Earnings Conference Call

August 14, 2012

Philip Martens
President and Chief Executive Officer

Steve Fisher
Senior Vice President and Chief Financial Officer

Safe Harbor Statement

Forward-Looking Statements

Statements made in this presentation which describe Novelis' intentions, expectations, beliefs or predictions may be forward-looking statements within the meaning of securities laws. Forward-looking statements include statements preceded by, followed by, or including the words "believes," "expects," "anticipates," "plans," "estimates," "projects," "forecasts," or similar expressions. Examples of forward-looking statements in this presentation are statements about future global growth in flat rolled products, our anticipated capital expenditures in fiscal year 2013, and our expectations for demand recovery in fiscal year 2013. Novelis cautions that, by their nature, forward-looking statements involve risk and uncertainty and that Novelis' actual results could differ materially from those expressed or implied in such statements. We do not intend, and we disclaim any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results or outcomes to differ from the results expressed or implied by forward-looking statements include, among other things: changes in the prices and availability of aluminum (or premiums associated with such prices) or other materials and raw materials we use; the capacity and effectiveness of our metal hedging activities; relationships with, and financial and operating conditions of, our customers, suppliers and other stakeholders; fluctuations in the supply of, and prices for, energy in the areas in which we maintain production facilities; our ability to access financing for future capital requirements; changes in the relative values of various currencies and the effectiveness of our currency hedging activities; factors affecting our operations, such as litigation, environmental remediation and clean-up costs, labor relations and negotiations, breakdown of equipment and other events; the impact of restructuring efforts in the future; economic, regulatory and political factors within the countries in which we operate or sell our products, including changes in duties or tariffs; competition from other aluminum rolled products producers as well as from substitute materials such as steel, glass, plastic and composite materials; changes in general economic conditions including deterioration in the global economy, particularly sectors in which our customers operate; changes in the fair value of derivative instruments; cyclical demand and pricing within the principal markets for our products as well as seasonality in certain of our customers' industries; changes in government regulations, particularly those affecting taxes, environmental, health or safety compliance; changes in interest rates that have the effect of increasing the amounts we pay under our principal credit agreement and other financing agreements; the effect of taxes and changes in tax rates; and our indebtedness and our ability to generate cash. The above list of factors is not exhaustive. Other important risk factors included under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and our quarterly report on Form 10-Q for the quarter ended June 30, 2012, are specifically incorporated by reference into this presentation.

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and liquidity and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for GAAP financial measures. We have included reconciliations of each of these measures to the most directly comparable GAAP measure. In addition, a more detailed description of these non-GAAP financial measures used in this presentation, together with a discussion of the usefulness and purpose of such measures, is included as Exhibit 99.2 to our Current Report on Form 8-K furnished to the SEC with our earnings press release.

Agenda

- BUSINESS REVIEW & MARKET OUTLOOK
- NOVELIS' STRATEGY
- DETAILED FINANCIAL PERFORMANCE
- SUMMARY & OUTLOOK

BUSINESS REVIEW & MARKET OUTLOOK

First Quarter Highlights

- Market Demand Continues to Recover
- Key Financial Metrics Improved Sequentially
- Continued Executing on our Strategy
- Expansion Projects Progressing Well; Signed Multi-Year Customer Contracts







Solid Results, Strong Outlook

Regional Business Outlook



NORTH AMERICA

- Lost Can Business has been Offset by Specialty Demand
- Strong Automotive Demand

EUROPE

- Solid Demand Across Key Product Segments, Particularly Can and Auto
- Minimal Exposure to Southern Europe

ASIA

- Demand Slowly Recovering
- Softness in Electronics Persists

SOUTH AMERICA

- Steady State Demand Despite GDP Growth Slowing
- Recession Resistant Product Mix

NOVELIS' STRATEGY

Novelis' Strategy

CONTINUE TO STRENGTHEN THE BUSINESS

- Divested 3 Foil Plants in Europe
- Closed 1 Underperforming Plant in North America

CAPTURE GROWTH IN OUR GLOBAL FRP MARKETS

- Major Rolling Expansions Progressing Well
  - *Multi-year Customer Contracts Signed*

80% RECYCLED CONTENT IN OUR PRODUCTS BY 2020

- Partnering with our Customers – evercan
- Major Recycling Expansions Worldwide Progressing Well
  - *Announced New UBC Procurement Organization in North America*
  - *Recycling Capacity in Korea Starting to Come Online in Q2*

Yeongju, Korea Integrated Recycling Center



Successful First Casting!

Global Rolling Strategic Investments

Shipments (Kt)



United States

Auto Finishing Lines

~200kt Mid CY13

China

Auto Finishing Line

~120kt End of CY14



Korea

Rolling Expansion

~350kt End of CY13



Brazil

Rolling Expansion

~220kt End of CY12

Solidifying Leadership Position

Global Recycling Investments



North America

New UBC Procurement Organization



Germany

~400kt

Early CY15



Brazil

~190kt

End of CY13



Korea

~220kt

Sept. 2012

Unmatched Global Recycling Footprint

Partnering with our Customers – evercan


evercan
Can-to-can recycling, forever. It's in your hands.

evercan

Can-to-can recycling, forever.
It's in your hands.

- The Ultimate Sustainable Package
- Revolutionary Single-Alloy Can
- Optimal Closed Loop Recycling & Manufacturing Efficiency

DETAILED FINANCIAL PERFORMANCE

First Quarter Highlights

(Q1FY13 vs. Q1FY12)

- Shipments Down 6% to 722 Kilotonnes
- Net Sales Down 18% to $2.6 Billion
- Adjusted EBITDA Down 15% to $259 Million
- Net Income Up 47% to $91 Million (Excluding Special Items, up 20%)
- Negative Free Cash Flow Before CapEx of $2 Million
- Solid Liquidity of $868 Million

Solid Performance Against a Record Q1FY12

Shipments & Sales

Sales (Billions) • Shipments (Kt)


Total Company
Sales
Shipments
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
800
650
500
350
200
3.1
2.6
Q1FY12
Q1FY13


Shipments by Region
Q1FY12
Q1FY13
350
300
250
200
150
100
50
0
(1%)
(11%)
(3%)
(8%)
South America
Asia
Europe
North America

Adjusted EBITDA/tonne & Shipments


EBITDA/tonne
Shipments (Kts)
$500
$400
$300
$200
$100
$0
EBITDA/tonne
$399
$418
$329
$331
$359
Q1FY12
Q2FY12
Q3FY12
Q4FY12
Q1FY13
800
750
700
650
600
550
500
450
400
Shipments

Demand Continuing to Improve Sequentially

Adjusted EBITDA

Q1FY12 vs. Q1FY13 (Millions)



$400
$350
$300
$250
$200
$150
$100
$50
$0
306
32
(18)
(25)
(36)
259
▪ Higher SG&A due to ERP System Start up Costs, Wage Inflation
• Euro devaluation
▪ Lower scrap benefits
▪ Higher costs due to production/supply chain disruptions
▪ Higher input costs
Q1 FY12
Price & Mix
Other
Operating Costs
Volume
Q1 FY13

NOVELIS

Free Cash Flow Before CapEx


(Millions)
FY12
FY13
$800
$700
$600
$500
$400
$300
$200
$100
$0
($100)
($200)
(127)
(2)
614
~600-700
Q1
FY

Q1 FCF before Capex:

Negative due to:

- $107 Million Interest Payment
- Higher Inventory Levels due to Seasonal Build-up

FCF before CapEx Positive for Remainder of FY13

Capital Expenditures


(Millions)
FY12
FY13
$800
$700
$600
$500
$400
$300
$200
$100
$0
67
167
516
~650-700
Q1
FY

FISCAL 2013 CAPEX:

- Brazil Mill Expansion
- South Korea Mill Expansion
- Automotive Capacity Increase in North America & China
- Global Recycling Initiatives

Continued Focus on Strategic Investments

SUMMARY & OUTLOOK

Long-Term Trends in Aluminum Demand

Long-term CAGR (CY11-16)


pepsi
Coca-Cola
Budweiser

Beverage Can — 4-5%



Automotive — 25%



High-End Specialties — 6%

Demand Recovery Continuing in FY13, Strong L-T Growth

NOVELIS

Source: February 2012 CRU, Novelis Estimates

QUESTIONS AND ANSWERS

APPENDIX

Income Statement Reconciliation to Adjusted EBITDA

(in $ m)	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	FY12	Q1 FY13
Net Income (loss) Attributable to Our Common Shareholder	62	120	(12)	(107)	63	91
- Interest, net	(73)	(73)	(71)	(73)	(290)	(73)
- Income tax (provision) benefit	(59)	7	10	3	(39)	(21)
- Depreciation and amortization	(89)	(81)	(79)	(80)	(329)	(73)
- Noncontrolling interests	(15)	(10)	(1)	(1)	(27)	-
EBITDA	298	277	129	44	748	258
- Unrealized gain (loss) on derivatives	25	(1)	(63)	(23)	(62)	13
- Realized gain (loss) on derivative instruments not included in segment income	2	-	(3)	2	1	2
- Proportional consolidation	(13)	(12)	(9)	(15)	(49)	(11)
- Restructuring charges, net	(19)	(11)	(1)	(29)	(60)	(5)
- Gain (loss) on assets held for sale	-	-	-	(111)	(111)	5
- Others costs, net	(3)	-	(8)	(13)	(24)	(5)
Adjusted EBITDA	306	301	213	233	1,053	259
Other Income (expense) Included in Adjusted EBITDA						
- Metal price lag	5	15	8	(19)	9	6
- Foreign currency remeasurement	(8)	-	(2)	(4)	(14)	4
- Purchase accounting	(3)	(3)	(3)	(3)	(13)	(3)

NOVELIS

Free Cash Flow

(in $m)	FY12					FY13
	Q1	Q2	Q3	Q4	Full Year	Q1
Cash Provided by (used in) Operating Activities	(115)	171	149	351	556	(5)
Cash Provided by (used in) Investing Activities	(79)	(40)	(76)	(247)	(442)	(152)
Less: Proceeds from Sales of Fixed Assets	0	(1)	(10)	(5)	(16)	(12)
Free Cash Flow	(194)	130	63	99	98	(169)

Explanation of Other Income (Expenses) Included in Adjusted EBITDA

1) Metal Price Lag Net of Related Hedges:

On certain sales contracts we experience timing differences on the pass through of changing aluminum prices from our suppliers to our customers. Additional timing differences occur in the flow of metal costs through moving average inventory cost values and cost of goods sold. This timing difference is referred to as Metal Price Lag. We have a risk management program in place to minimize impact of this "lag".

2) Foreign Currency Remeasurement Net of Related Hedges:

All non-functional currency denominated Working Capital and Debt gets remeasured every period by the period end exchange rates. This impacts our profitability. Like Metal Price Lag, we have a risk management program in place to minimize impact of such Remeasurement.

3) Purchase Accounting:

Following our acquisition, the consideration and transaction costs paid by Hindalco in connection with the transaction were "pushed down" to us and were allocated to the assets acquired and the liabilities assumed. These allocations are amortized over periods, impacting our profitability.